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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
              ---------------------------------------------------

                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): August 3, 2006


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                  (IRS Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589


                                        N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

     On August 3, 2006 at the Company's Annual Meeting of Shareholders, the Company's shareholders approved the adoption of the Company's 2006 Stock Incentive Plan (the "2006 Plan"). The Company's Board of Directors had approved the 2006 Plan on May 19, 2006, subject to shareholder approval.

A description of the 2006 Plan is set forth in the Company's 2006 Proxy Statement filed with the Securities and Exchange Commission on June 28, 2006 under the caption "Proposal 2 - Approval of 2006 Stock Incentive Plan - Summary of the 2006 Stock Incentive Plan." The description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and which also was included as Appendix A to the Company's 2006 Proxy Statement.

The 2006 Plan provides for the grant to directors, officers, consultants and employees of the Company and its affiliates of incentive stock options ("ISO's"), non-qualified stock options ("NQSO's"), awards of Company stock, direct purchases of Company stock, or other stock-based awards, for up to an aggregate of 300,000 shares of Common Stock. A form of the option award agreement for ISO's and NQSO's granted under the 2006 Stock Incentive Plan are filed as Exhibits 99.2 and 99.3, respectively, with this Current Report on Form 8-K. This form is used to grant a specified number of options that may be exercised a t the exercise price specified in accordance with the terms of the 2006 Plan. No options have been granted as of the date of this report.


                 SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Number       Exhibit
------       -------
99.1         MITY Enterprises, Inc. 2006 Stock Incentive Plan
99.2         Form of incentive stock option agreement
99.3         Form of non-qualified stock option agreement


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY ENTERPRISES, INC.


Date: August 4, 2006                      /s/ Paul R. Killpack
                                          -------------------------------
                                          Paul R. Killpack
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)